UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 16, 2005

                         HUMAN PHEROMONE SCIENCES, INC.
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             (Exact name of Registrant as specified in its charter)


         CALIFORNIA                  0-23544                    94-3107202
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(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)            Identification No.)


         84 W. SANTA CLARA STREET, SUITE 720, SAN JOSE, CALIFORNIA 95113
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    (Address of principal executive offices)                    (Zip code)

Registrant's telephone number, including area code:  (408) 938-3030
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          (Former Name or Former Address, if Changed Since Last Report)




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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01    Other Events

Human Pheromone Sciences, Inc. today announced that the Company and Rubinson and Associates have terminated their previously announced term sheet for the sale of previously unissued and unregistered shares to Rubinson and Associates.

A spokesperson for the Company indicated that it is now free to actively seek alternative financing opportunities.


ITEM 9.01    Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not Applicable.

         (b) Not Applicable.

         (c) Exhibits

                   99.1 Press Release dated November 16, 2005.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         HUMAN PHEROMONE SCIENCES, INC.



Date:  November 18, 2005          By: /s/ William P. Horgan
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                                      William P. Horgan, Chief Executive Officer



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                                  EXHIBIT INDEX


                   99.1 Press Release dated November 16, 2005.



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